SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                         March 10, 2004 (March 10, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


            Texas                   0-16179                     76-0670175
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

99.1     Press Release

Item 5. Other Events and Required FD Disclosure

     On March 10, 2004, Gexa Corp. (the "Company") issued a press release announcing a joint marketing agreement with Continental Airlines. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       GEXA Corp.

Date: March 10, 2004                                 By: /s/Neil Leibman
                                                         -----------------------
                                                         Neil M. Leibman
                                                         Chief Executive Officer


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